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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


      Date of Report (date of earliest event reported): January 24, 2001



                       MORGAN STANLEY DEAN WITTER & CO.
            (Exact name of registrant as specified in its charter)



          Delaware                      1-11758               36-3145972

(State or other jurisdiction of    (Commission File     (I.R.S. Employer
incorporation or organization)     Number)              Identification Number)

                    1585 Broadway, New York, New York 10036
          (Address of principal executive offices including zip code)


      Registrant's telephone number, including area code: (212) 761-4000

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Item 5.  Other Events

         Attached and incorporated herein by reference as Exhibit 99.1 is a press release dated January 24, 2001 regarding certain personnel changes at Morgan Stanley Dean Witter & Co.


Item 7(c).  Exhibits

99.1     Press release dated January 24, 2001.

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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MORGAN STANLEY DEAN WITTER & CO.

                                        Registrant




                                        By:   /s/ Ronald T. Carman
                                              ------------------------------
                                              Ronald T. Carman
                                              Assistant Secretary



Date:    January 24, 2001

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                               Index to Exhibits


Exhibit No.                     Description
99.1                            Press release dated January 24, 2001.